QuickLinks -- Click here to rapidly navigate through this document

CHATTEM, INC.
1715 West 38th Street
Chattanooga, Tennessee 37409
March 11, 2002

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Chattem, Inc., scheduled for Wednesday, April 17, 2002, at 1:00 p.m., in the Company's executive offices located in Chattanooga, Tennessee. The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

        I hope that you will be able to attend the Annual Meeting on April 17, 2002. A luncheon reservation card is also enclosed if you are able to attend the Company's luncheon immediately preceding the meeting.

Sincerely,
Zan Guerry Chairman of the Board and Chief Executive Officer
Enclosures

CHATTEM, INC.
1715 West 38th Street
Chattanooga, Tennessee 37409

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 17, 2002

To the Shareholders of Chattem, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Chattem, Inc., a Tennessee corporation (the "Company"), will be held on Wednesday, April 17, 2002, at 1:00 p.m. local time, at the Company's executive offices, 1715 West 38th Street, Chattanooga, Tennessee 37409, for the following purposes:

  (1)
  To elect three members to the Board of Directors, each to serve for a three year term;

  (2)
  To approve amendments to the Company's Non-Statutory Stock Option Plan—1998 and Non-Statutory Stock Option Plan—2000;

  (3)
  To ratify the appointment of Arthur Andersen LLP as independent auditors; and

  (4)
  To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

        Only shareholders of record at the close of business on February 22, 2002 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

        You are encouraged to attend the Annual Meeting in person. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Zan Guerry Chairman of the Board and Chief Executive Officer
Chattanooga, Tennessee March 11, 2002

CHATTEM, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
APRIL 17, 2002

Solicitation of Proxies

        The accompanying proxy is solicited by the Board of Directors of Chattem, Inc., a Tennessee corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"), and at any adjournment(s) thereof, to be held at the Company's executive offices, 1715 West 38th Street, Chattanooga, Tennessee 37409, on Wednesday, April 17, 2002, at 1:00 p.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitations of proxies may be made in person or by mail, telephone or telegram by directors, officers and regular employees of the Company. The Company will also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's shares held of record by such persons, will furnish at its expense the number of copies thereof necessary to supply such material to all such beneficial owners and will reimburse the reasonable forwarding expenses incurred by such record owners. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company. This Proxy Statement is first being mailed to shareholders on or about March 11, 2002.

Voting Securities and Principal Holders Thereof

        The Board of Directors has fixed the close of business on February 22, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share of the Company's common stock without par value ("Common Stock") is entitled to one vote. As of February 22, 2002 there were issued and outstanding 8,945,981 shares of Common Stock.

        Set forth below is information, as of February 22, 2002, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) the chief executive officer and the four other most highly compensated executive officers for the previous fiscal year and (d) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Peter R. Kellogg 120 Broadway New York, NY 10274	1,387,000	(3)	15.50%

Zan Guerry 1715 W, 38th St. Chattanooga, TN 37409	1,144,806	(4)(5)(6)	12.56

Robert E. Bosworth 735 Broad Street The James Building, Suite 1204 Chattanooga, TN 37402	793,933	(6)(7)	8.87

Hamico, Inc. 1715 W 38th Street Chattanooga, TN 37409	764,114		8.54

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	857,600	(8)	9.59
A. Alexander Taylor II	164,607	(9)	1.82
Samuel E. Allen	24,000		*
Louis H. Barnett	149,525	(10)	1.67
Richard E. Cheney	19,760		*
Scott L. Probasco, Jr.	108,302	(11)	1.21
Philip H. Sanford	17,647		*
B. Derrill Pitts	52,990		*
Robert S. Marshall	29,250		*
Richard W. Kornhauser	3,260	(12)	*
Directors and Executive Officers as a Group (17 persons)	1,837,529		19.51

* Less than 1.0%.

(1)
Except as otherwise indicated, refers to either shared or sole voting and investment power. Includes the following numbers of shares subject to purchase pursuant to options that are exercisable within 60 days of February 22, 2002 under the Company's Non-Statutory Stock Option Plan-1993 (the "1993 Stock Option Plan"), the Company's Non-Statutory Stock Option Plan-1994 (the "1994 Stock Option Plan"), the Company's Non-Statutory Stock Option Plan-1998 (the "1998 Stock Option Plan"), the Company's Non-Statutory Stock Option Plan—2000 (the "2000 Plan"), the Company's Non-Statutory Stock Option Plan for Non-Employee Directors (the "Director Plan") or the 1999 Stock Plan for Non-Employee Directors (the "1999 Director Plan"): Mr. Guerry-171,600 shares, Mr. Taylor-101,000 shares, Mr. Probasco-13,500 shares, Mr. Allen-1,500 shares, Mr. Barnett-12,500 shares, Mr. Cheney-12,500 shares, Mr. Sanford-4,500 shares, Mr. Bosworth-1,500 shares, Mr. Pitts-39,375 shares, Mr. Kornhauser-2,500 shares, Mr. Marshall-27,250 shares, and all directors and executive officers as a group-472,725 shares.

(2)
For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, the shares issuable pursuant to presently exercisable stock options held by such beneficial owner are deemed to be outstanding. Such shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(3)
This information is based solely upon a Schedule 13G filed by Mr. Kellogg on February 9, 2001.

(4)
Includes 5,999 shares held in trust for Mr. Guerry pursuant to the terms of the Company's Savings and Investment Plan.

(5)
Includes 2,685 shares which Mr. Guerry holds as custodian for his children. Mr. Guerry disclaims beneficial ownership of these custodial shares.

(6)
Includes 764,114 shares owned by Hamico, Inc., a charitable foundation for which Messrs. Guerry and Bosworth serve as directors and executive officers. Messrs. Guerry and Bosworth disclaim beneficial ownership of all such shares.

(7)
Includes 23,760 shares held in trust for Mr. Bosworth pursuant to the terms of the Company's Savings and Investment Plan.

(8)
This information is based solely upon a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 5, 2002.

(9)
Includes 1,182 shares held in trust for Mr. Taylor pursuant to the terms of the Company's Savings and Investment Plan, 1,500 shares held by Mr. Taylor's spouse and 1,125 shares which Mr. Taylor holds as custodian for his children. Mr. Taylor disclaims beneficial ownership of the shares held by his spouse and the custodial shares.

(10)
Includes 115,271 shares which are held in trust for the benefit of various family members. Mr. Barnett disclaims beneficial ownership of these shares.

(11)
Includes 1,500 shares which are held in trust for the benefit of Mr. Probasco's spouse. Mr. Probasco disclaims beneficial ownership of these shares.

(12)
Includes 260 shares held in trust for Mr. Kornhauser pursuant to the terms of the Company's Savings and Investment Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under federal securities laws, the Company's directors, executive officers and 10% or more shareholders are required to report, within specified monthly and annual due dates, their initial ownership in the Company's Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Revocability of Proxy

        Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

Quorum; Voting

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock which are entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

        On all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment(s) thereof, each shareholder will be entitled to one vote for each share of Common Stock owned of record at the close of business on February 22, 2002. There will be no cumulative voting.

Action to be Taken Under the Proxy

        Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) "FOR" the election of the three persons specified as nominees for directors of the Company, each of whom will serve for a three year term; (b) "FOR" the approval of amendments to the Company's Non-Statutory Stock Option Plan—1998 and Non-Statutory Stock Option Plan—2000; (c) "FOR" the ratification of the appointment of Arthur Andersen LLP as independent auditors; and (d) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the proxies will be voted for the election, in his stead, of such other person as the management of the Company may recommend.

        Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Management knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Board of Directors is separated into three classes having staggered terms of three years each. At present, two classes consist of three directors each and one class consists of two directors. Each director elected at the Annual Meeting will serve until the Annual Meeting of Shareholders in 2005 and until his successor has been elected and qualified or until his earlier resignation or removal. Messrs. Samuel E. Allen, Philip H. Sanford and A. Alexander Taylor II are the Board of Directors' nominees for election. The Board of Directors has no nominating committee, and all nominees are selected by the Board of Directors at large. Directors will be elected by a plurality of the votes cast.

        The directors meet quarterly and may convene for special meetings when necessary. During the fiscal year ended November 30, 2001, the Board of Directors conducted a total of four regularly scheduled meetings and one special meeting. Each director attended 75% or more of the meetings of the Board of Directors and of any committees on which he served during this period.

Information About Nominees and Continuing Directors

        The following information is furnished with respect to the nominees and continuing directors:

Name	Age	Principal Occupation
Nominees for Terms of Office to Expire in 2005
Samuel E. Allen	65	Chairman and Chief Executive Officer of Globalt, Inc. (investment management). Member of the Company's Audit Committee. First elected a director of the Company in 1993.
Philip H. Sanford	48	Chairman and Chief Executive Officer of The Krystal Company (restaurants). Previously Senior Vice President, Finance and Administration of Coca-Cola Enterprises Inc. Director and Member of the Executive Committee of SunTrust Bank, Chattanooga, N.A. Member of the Company's Compensation Committee. First elected a director of the Company in 1999.
A. Alexander Taylor II	48	President and Chief Operating Officer of the Company since January 1998. Partner with law firm of Miller & Martin LLP, general counsel to the Company, from 1983 to 1998. Director of U.S. Xpress Enterprises, Inc (transportation) and The Krystal Company (restaurants). First elected a director of the Company in 1993.
Directors Whose Terms of Office Expire in 2003
Louis H. Barnett	83	Consultant to the Company and others. First elected a director of the Company in 1970.
Robert E. Bosworth	54	Vice President-Corporate Finance of Livingston Company (merchant banking) since February 2001. Independent business consultant since January 1998. Executive Vice President of the Company from June 1990 to January 1998 and Chief Financial Officer from April 1985 to January 1998. Director of Covenant Transport, Inc. (transportation). Member of the Company's Audit Committee. First elected a director of the Company in October 1986.

Richard E. Cheney	80	Former Chairman Emeritus, director and member of the executive committee, Hill and Knowlton, Inc. (international public relations and public affairs consulting). Director of Stoneridge, Inc. (engineered electrical vehicle components) and The Rowe Companies (home furnishings). Member of the Company's Compensation Committee. First elected a director of the Company in 1984.
Directors Whose Terms of Office Expire in 2004
Scott L. Probasco, Jr	73	Chairman of the Executive Committee of SunTrust Bank, Chattanooga, N.A. Member of the Company's Audit and Compensation Committees. First elected a director of the Company in 1966.
Zan Guerry	53	Chairman of the Board of the Company since June 1990 and Chief Executive Officer of the Company since January 1998. Previously served as President of the Company from 1990 to 1998. Director of SunTrust Bank, Chattanooga, N.A. First elected a director of the Company in 1981.

        In accordance with the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. For further information regarding these two committees, refer to "Compensation Committee Report on Executive Compensation" and "Audit Committee Report" below.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table sets forth information for the past three fiscal years concerning compensation paid or accrued by the Company to or on behalf of the Company's chief executive officer and the four other most highly compensated executive officers of the Company during the fiscal year ended November 30, 2001:

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Awards(2)	Securities Underlying Options Awarded		All Other Compensation(4)
Zan Guerry Chairman of the Board and Chief Executive Officer	2001 2000 1999	$382,377 360,005 334,467	$368,607 — 204,188	$345,913 — —	(1)	$496,750 — —	200,000 150,000 41,000	(3) (3)	$17,293 12,179 7,683
A. Alexander Taylor II President and Chief Operating Officer	2001 2000 1999	$332,055 310,004 283,333	$313,600 — 171,875	$345,913 — —	(1)	$496,750 — —	130,000 100,000 28,000	(3) (3)	$16,093 11,742 7,203
B. Derrill Pitts Vice President—Operations	2001 2000 1999	$157,368 150,370 143,910	$92,568 50,000 52,650	— — —		— — —	55,000 40,000 12,000	(3) (3)	$6,314 1,607 1,544
Robert S. Marshall Vice President—Marketing	2001 2000 1999	$153,963 136,035 110,240	$88,200 — 39,000	— — —		— — —	55,000 40,000 12,000	(3) (3)	$6,186 1,597 1,585
Richard W. Kornhauser(5) Vice President—Brand Management	2001 2000	$153,776 81,523	$110,700 6,250	— —		— —	15,000 10,000		$5,956 —

(1)
Represents amount reimbursed to the named executive for the payment of federal income taxes resulting from executive's receipt of restricted stock.

(2)
At November 30, 2001, a total of 100,000 shares of restricted stock had been granted with an aggregate value of $1,480,000. Shares of restricted stock vest in equal one-fourth increments beginning on the first anniversary of the grant. If declared by the Board of Directors, dividends will be paid on the restricted stock, unless and until such stock is forfeited to the Company.

(3)
These options were terminated by the Company with the consent of the option holders on October 24, 2000.

(4)
Represents annual compensation of $9,000 paid to Messrs. Guerry and Taylor for service on the Board of Directors for the 2001 fiscal year; premiums paid by the Company under life insurance policies with respect to which the named executive is entitled to a death benefit of up to $450,000 as follows for the 2001 fiscal year: Mr. Guerry—$599; Mr. Taylor—$383; and the Company's contributions with respect to the Company's Savings and Investment Plan for the named executive as follows for the 2001 fiscal year: Mr. Guerry—$7,694; Mr. Taylor—$6,710; Mr. Pitts—$6,314; Mr. Marshall—$6,186; and Mr. Kornhauser—$5,956.

(5)
Mr. Kornhauser was appointed Vice President—Brand Management on May 16, 2000.

Stock Option Grants in Last Fiscal Year

        The following table contains information concerning the grant of stock options to the named executive officers during the fiscal year ended November 30, 2001:

Options/Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percentage of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price ($/sh)
Name	Options Granted (#)			Expiration Date
					5%($)	10%($)
Zan Guerry	200,000	24.52	9.87	04-26-11	3,376,213	5,120,052
A. Alexander Taylor II	130,000	15.94	9.87	04-26-11	2,090,038	3,328,037
B. Derrill Pitts	55,000	6.74	9.87	04-26-11	884,250	1,408,019
Robert S. Marshall	55,000	6.74	9.87	04-26-11	884,250	1,408,019
Richard W. Kornhauser	15,000	1.84	9.87	04-26-11	241,164	384,012

Option Exercises and Holdings

        The option exercises by the Company's chief executive officer and the other named executive officers during the fiscal year ended November 30, 2001, as well as the number and total value of unexercised in-the-money options at November 30, 2001, are shown in the following table:

Aggregated Option Exercises in Last Fiscal Year
and Option Values at November 30, 2001

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Nov. 30, 2001 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Nov. 30, 2001 Exercisable/Unexercisable
Zan Guerry	—	—	139,100/232,500	$445,055/$1,020,125
A. Alexander Taylor II	—	—	78,500/152,500	154,988/667,338
B. Derrill Pitts	—	—	33,125/61,250	148,766/277,712
Robert S. Marshall	—	—	22,250/60,000	70,925/276,400
Richard W. Kornhauser	—	—	2,500/22,500	3,250/83,700

Pension Plan

        In October 2000, the Company's Board of Directors adopted an amendment to freeze the Chattem, Inc. Pension Plan effective December 31, 2000. No new participants will be allowed to enter the Pension Plan, and current participants will not be allowed to accrue further benefits after that date.

        The frozen monthly accrued benefit payable at age 65 for each of the named executive officers as of December 31, 2000 was:

Zan Guerry	$3,429/mo.
A. Alexander Taylor II	$889/mo.
B. Derrill Pitts	$4,745/mo.
Robert S. Marshall	$926/mo.
Richard W. Kornhauser	$0/mo.

        Upon retirement, benefits are calculated on the basis of a normal retirement pension to be paid during the lifetime of the participant. Benefits will be paid in the form of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, unless one of the following options is appropriately elected:

  (i)
  A reduced annuity benefit to be paid monthly over 5, 10 or 15 years and thereafter for the participant's life;

  (ii)
  A reduced annuity benefit to be paid during the participant's life with one-half of the reduced benefit to be continued to the spouse for the spouse's life;

  (iii)
  A reduced annuity benefit to be paid during the participant's life with either three-fourths of or the full-reduced benefit to be continued to the spouse for the spouse's life;

  (iv)
  A single lump sum payment; or

  (v)
  A single life annuity.

Agreements With Executive Officers

        The Company has entered into employment agreements with Messrs. Guerry and Taylor. Each of the employment agreements has a rolling three-year term which renews automatically each year for a new three-year term absent the election of either party to terminate the employment agreement at the end of the current three-year term. The employment agreements provide for a base salary as adjusted from time to time by the Compensation Committee of the Board of Directors and the executives' participation in the annual bonus plan and stock option plans of the Company as determined from time to time by the Compensation Committee of the Board of Directors. The employment agreements are intended to secure the long-term commitment of Messrs. Guerry and Taylor to remain in the Company's employ and impose restrictions on competitive employment should they leave the Company's employment for any reason. The employment agreements prohibit Messrs. Guerry and Taylor from competing with the Company with respect to existing Company brands or using confidential information for a period of 18 months after termination of employment in exchange for a monthly noncompetition payment equal to 75% of their then established base salary. Upon the early termination of the employment agreement by the Company without cause, Messrs. Guerry and Taylor would also be entitled to a liquidated damages payment in a lump sum equal to 25% of their base salary that would have been payable over the remainder of the term subject to an obligation to repay a pro rated portion of the amount if they are able to secure comparable employment during the remaining period of the term.

        The Company has also entered into separate severance agreements with Messrs. Guerry and Taylor and the other executive officers of the Company, including Messrs. Pitts, Kornhauser and Marshall. These severance agreements are operative only upon the occurrence of a change in control of the Company and are intended to secure continuity of management during, and an unbiased review of, any offer to acquire control of the Company and, in the case of Messrs. Pitts, Kornhauser and Marshall, impose various restrictions on competitive employment should they leave the Company's employment. Absent a change in control of the Company, the severance agreements do not require the Company to retain any executive or to pay him any specified level of compensation.

        The severance agreements become operative if the employment with the Company of one of these officers is terminated or constructively discharged within two years of the occurrence of a change in control of the Company, or if the officer elects to terminate his employment during a period of 60 days following the initial six-month period after the occurrence of a change of control of the Company. If the severance agreement becomes operative, the officer will be entitled to receive a termination payment equal to 299 percent of his average annualized includable compensation from the Company, in the case of Messrs. Guerry and Taylor, and 200 percent of his average annualized includable compensation from the Company, in the case of Messrs. Pitts, Kornhauser and Marshall, during the five most recently completed fiscal years and the continuation of certain Company-provided benefits. Includable compensation for purposes of calculating the severance benefit generally includes all compensation paid to the officer by the Company and will be calculated in accordance with the applicable provisions of the Internal Revenue Code.

        A change of control of the Company will be deemed to occur if (i) there is a change of one-third or more of the directors of the Company within any 12-month period; (ii) there is a change of one-half or more of the directors of the Company within any 24-month period; or (iii) any person acquires ownership or the right to vote 35% or more of the Company's outstanding voting shares.

Director Compensation

        All directors receive annual compensation of $9,000 and supplemental life insurance coverage in varying amounts. In addition, directors who are not officers of the Company receive $1,000 for each meeting attended. The outside directors of the Company are also eligible for the grant of stock options and the award of Common Stock in lieu of cash fees under the terms of the 1999 Director Plan.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2001, three of the Company's independent directors, Messrs. Cheney, Probasco and Sanford, served on the Compensation Committee. Mr. Taylor, a Director, President and Chief Operating Officer of the Company, serves on the compensation committee of The Krystal Company, the Chairman and Chief Executive Officer of which, Mr. Sanford, is a Director of the Company.

Compensation Committee Report on Executive Compensation

Identification of Members and Functions of Committee

        The Compensation Committee is composed of independent, non-employee directors who, except as described above, have no interlocking relationships as defined by the Securities and Exchange Commission. The Compensation Committee reviews and approves all salary arrangements, including annual and long-term incentive awards and other remuneration, for officers of the Company. It also is responsible for administration of the Company's stock option plans (except for the Director Plan and the 1999 Director Plan), the annual incentive plan and certain other plans. The Compensation Committee met two times in fiscal 2001.

Principles of Executive Compensation

        The Company's executive compensation program is designed to help the Company attract, motivate and retain the executive talent that the Company needs in order to maximize its return to shareholders. Toward that end, the Company's executive compensation program attempts to provide strongly competitive compensation levels and incentive pay that varies based on corporate, business unit and individual performance.

        The Company attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with average market rates for executives who hold comparable positions or have similar qualifications in companies the Company's size. Total compensation is defined to include base salary, annual incentives and long-term incentives. The Company determines competitive levels of compensation for executive positions based on information drawn from compensation surveys and compensation consultants. The Company does not necessarily consider pay levels for the peer companies included in the shareholder return graph, since these companies, in some cases, vary in size significantly from the Company.

        The Company targets its base salary program at slightly below competitive market norms while placing more emphasis on long-term incentive compensation than is common in the market for comparable sized companies. Thus, the Company's executive salaries tend to be slightly below the market average while its long-term incentive award opportunities are at or above average rates.

        The Company's incentive plans are designed to ensure that incentive compensation varies based upon the financial performance of the Company. However, some of the Company's incentive payouts are based on annual performance while other incentive values are based on long-term (i.e., multi-year) performance. Also, the Company considers business unit and individual performance in its incentive plan. As a result, the total compensation levels for an executive in any given year may not reflect the Company's overall bottom-line financial performance in that year.

Base Salary Program

        The Company's base salary program is based on a philosophy of providing salaries that are competitive with, but slightly below, market rates for companies of similar size. The Company believes that offering competitive rates of base pay plays an important role in its ability to attract and retain executive talent. Base salary levels are also based on each individual employee's performance over time. Consequently, employees with higher levels of sustained performance over time will be paid correspondingly higher salaries. Salaries for executives are reviewed and revised annually based on a variety of factors, including individual performance (assessed in a qualitative fashion), general levels of market salary increases and the Company's overall financial results. All salary increases are granted within a pay-for-performance framework.

Annual Incentive Plan

        The Company's annual incentive plan is intended to assist the Company in rewarding and motivating key employees, focuses strongly on Company and individual performance, and provides a fully competitive compensation package to plan participants. As a pay-for-performance plan, incentive awards are paid annually based on the achievement of performance objectives for the year. Under the plan, each plan participant is provided a range of potential annual incentive awards based on competitive award levels in the marketplace. The incentive award ranges are consistent with those provided by other companies similar in size to the Company. Actual awards paid under the plan are based on the Company's corporate performance (and for business unit positions, business unit performance). Individual performance is also considered in determining actual award levels for each year, but is assessed in a non-formula fashion. The corporate annual incentive plan objective usually is earnings per share performance against plan. The specific objectives and standards under the plan are reviewed annually by the Company in order to ensure consistency with the Company's business strategy and prevailing market conditions.

        An annual incentive funding pool is created to pay awards achieved under the annual incentive plan. At targeted performance, the plan provides sufficient funding to pay competitive annual incentives to all plan eligible positions. However, the actual size of the annual incentive funding pool will vary based on corporate earnings per share performance. Aggregate payments under the annual incentive plan are limited by the size of the funding pool. Actual awards made to participants under the annual incentive plan are based on a combination of corporate and individual performance. Individual performance is assessed relative to various qualitative objectives and criteria, such as overall contribution to the Company's success and successful implementation of business strategy.

Long-Term Incentives

        The Company believes that its key employees should have an ongoing interest in the long-term success of the business. To accomplish this objective, the Company provides long-term incentives to executives in the form of non-qualified stock options.

        The Company's stock option plans are intended to reward participants for generating appreciation in the Company's stock price. Stock options granted to the executive officers named in the Summary Compensation Table and certain other executives were awarded at 100% of the fair market value of the stock on the date of grant. All stock options have a term of ten years. Generally, stock option grants vest at a rate of 25% per year beginning one year after the date of grant. The exercise price is payable in cash, shares of the Company stock or some combination thereof. No option holder has any rights as a shareholder for any shares subject to an option until the exercise price has been paid and the shares are issued to the employee.

        The Company's overall stock option grant levels are established by considering market data for the Company's stock and the number of shares reserved under the plan for option grants. Individual stock option grants are based on the job level of each participant in the Company and individual performance. The Committee also considers the size of past stock option grants in determining the size of new option grants.

        As more fully discussed below, the Compensation Committee has approved amendments to the Company's stock option plans to add a restricted stock feature. The Compensation Committee believes that while options provide a strong alliance of the interests of management and shareholders generally, options have a limited effect in retaining qualified management personnel in periods in which market prices for publicly-traded stocks are generally volatile or decreasing. Consistent with this philosophy, the Compensation Committee approved the grant of 100,000 shares of restricted stock to Messrs. Guerry and Taylor in fiscal 2001 outside of the plans.

        The Company's compensation plans are periodically reviewed to ensure an appropriate mix of base salary, annual incentive and long-term incentive within the philosophy of providing strongly competitive total direct compensation opportunities.

2001 Chief Executive Officer Compensation

        As described above, the Company compensates all executives, including the chief executive officer, based upon both a pay-for-performance philosophy and consideration of market rates of compensation for each executive position. Specific actions taken by the Compensation Committee regarding the chief executive officer's compensation are summarized below.

Base Salary

        The base annual salary for the Company's chief executive officer was increased to $390,000 from $370,000 effective June 1, 2001.

Annual Incentive

        The annual incentive earned by the chief executive officer for 2001 performance was $368,607. This annual incentive award was based on competitive market annual incentive awards for chief executive officers in companies comparable in size to the Company, and adjusted to reflect the Company's performance in growth in earnings per share against plan.

Long-Term Incentive

        In fiscal 2001, the chief executive officer received an award of options to acquire 200,000 shares at an exercise price of $9.87 and an award of 50,000 shares of restricted stock.

        The foregoing report is submitted by the Compensation Committee, consisting of Richard E. Cheney, Scott L. Probasco, Jr. and Philip H. Sanford.

Comparative Performance by the Company

        The following is a chart comparing the cumulative total return to shareholders of the Company, assuming reinvestment of dividends, for the five-year period ending at the end of the 2001 fiscal year with the return from: (i) the S&P 500 Index and (ii) a peer group of public companies engaged in either the functional toiletries, cosmetics or non-prescription drug business, for the same period. The peer group consists of the following selected comparable companies: Playtex Products Inc., Church & Dwight, Inc., Columbia Laboratories, Inc., Del Laboratories, Inc. and Alberto Culver Co. (Class B common stock).

Chattem, Inc.
Relative Market Performance
Total Return Fiscal 1997-2001

	1996	1997	1998	1999	2000	2001
Chattem Inc.	100	161.08	459.08	207.39	52.35	158.94
S&P 500	100	129.97	122.77	136.41	134.53	151.12
Peer Group	100	128.52	158.92	192.13	184.02	161.57

Audit Committee Report

Identification of Members and Functions of Committee

        The Audit Committee of the Company's Board of Directors is currently composed of three non-employee directors, Samuel E. Allen, Scott L. Probasco and Robert E. Bosworth. Each member of the Audit Committee is an "independent director" as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

Committee Charter

        The Board of Directors has adopted a written charter for the Audit Committee. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. In addition, the Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company for each fiscal year. The Audit Committee met two times in person in fiscal year 2001. Prior to the release of quarterly earnings announcements in fiscal year 2001, the Audit Committee or a member of the Committee also reviewed and discussed the interim financial information contained therein with Arthur Andersen LLP, the Company's independent auditors, and with the Company's President and Chief Financial Officer.

Auditor Independence

        The Audit Committee received from Arthur Andersen LLP written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and discussed this information with Arthur Andersen LLP. The Audit Committee specifically considered the provision of non-audit services by Arthur Andersen LLP and concluded that the nature and scope of such services provided to the Company did not compromise Arthur Andersen LLP's independence. The Audit Committee also reviewed and discussed with management and with Arthur Andersen LLP the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with Arthur Andersen LLP and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Arthur Andersen LLP also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

Review of Audited Financial Statements

        The Audit Committee has reviewed the audited financial statements of the Company and its consolidated subsidiaries as of and for the fiscal year ended November 30, 2001, and has discussed the audited financial statements with management and with Arthur Andersen LLP. Based on all of the foregoing reviews and discussions with management and Arthur Andersen LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2001, to be filed with the Securities and Exchange Commission.

Fees Paid to Audit Firm

        Fees paid to Arthur Andersen LLP for the audits of the Company's annual financial statements, including the separate company financial statements of the Company's foreign subsidiaries, for the fiscal year ended November 30, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2001 were $207,700. All other fees were $91,600 including audit-related fees of $10,000 and non-audit-related fees of $81,600. Audit-related fees include accounting consultation, various attest services under professional standards and consents. Other fees were primarily tax services. There were no financial information systems design and implementation fees.

        The foregoing report is submitted by the Audit Committee, consisting of Samuel E. Allen, Scott L. Probasco and Robert E. Bosworth.

PROPOSAL 2: AMENDMENT OF EXISTING STOCK OPTION PLANS

        The following summary of the material provisions of the amendment of the Non-Statutory Stock Option Plan—1998 (the "1998 Stock Option Plan") and the Non-Statutory Stock Option Plan—2000 (the "2000 Stock Option Plan") (collectively, the "Plans") does not purport to be complete and is qualified in its entirety by reference to the copies of the Plans as amended which are attached as APPENDIX I.

General

        The 1998 Stock Option Plan was adopted by the shareholders on April 8, 1998, and the 2000 Stock Option Plan was adopted by the shareholders on April 19, 2000. The Plans are designed to enable officers and key management employees of the Company and its subsidiaries to acquire shares of the Company's Common Stock and thus to share in the future success of the Company's business. Accordingly, the Plans are intended to allow the Company to attract and retain outstanding management personnel, and to promote a closer identity of interest between key management employees and the Company and its shareholders.

        The Plans are administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority, subject to the limitations under the Plans, to grant options under the Plans to entitle the optionee to purchase from the Company a stated number of shares of Common Stock at a price established by the Compensation Committee. The price per share for Common Stock purchased on the exercise of an option is determined by the Compensation Committee but will not be less than the fair market value of the Common Stock on the date of grant of the option. The Plans provide for no other forms of equity-based grants from the Company.

        On January 29, 2002, the Compensation Committee of the Board of Directors approved amendments to the Plans to allow the issuance of restricted stock in addition to options to purchase Common Stock under the terms of the Plans. The Compensation Committee believes that while options provide a strong alliance of the interests of management and shareholders generally, options have a limited effect in retaining qualified management personnel in periods in which market prices for publicly-traded stocks are generally volatile or decreasing. The Compensation Committee believes that it is in the best interests of the Company to amend the Plans to add a restricted stock feature to provide the Compensation Committee additional flexibility in structuring equity-based compensation packages for the Company's key management personnel.

Securities To Be Offered

        The Plans, as amended, provide that grants of restricted stock to eligible participants may be made only out of the Company's authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued under the 1998 Stock Option Plan is 700,000, of which 578,250 have already been reserved or issued in connection with previously granted and outstanding options. In approving the grant of 100,000 shares of restricted stock to Messrs. Guerry and Taylor in fiscal 2001 outside of the Plans, the Compensation Committee reduced the number of shares available to be issued under the 1998 Stock Option Plan. The maximum aggregate number of shares of Common Stock that may be issued under the 2000 Stock Option Plan either as options or restricted stock is 750,000, of which 631,750 have already been reserved or issued in connection with previously granted and outstanding options. Accordingly, a total of 140,000 shares of Common Stock remain available to be issued under the Plans. The amendments to the Plans provide for no increase in the number of shares eligible for issuance as options or restricted stock under the terms of the Plans.

Employees Who May Participate Under The Amended Plans

        Options and restricted stock may be granted under the Plans as amended to key management employees of the Company or any subsidiary, including officers and directors who, in the judgment of the Compensation Committee, have a substantial impact on the Company's attainment of corporate goals. All determinations by the Compensation Committee as to the identity of the persons to whom options or restricted stock shall be granted under the Plans are conclusive. The amendments to the Plans provide for no change in the class of persons eligible for grants under the terms of the Plans.

Issuance Of Restricted Stock

        The Compensation Committee will designate the individuals to whom restricted stock is to be issued and specify the number of shares of restricted stock issued to each individual. Restricted stock granted by the Committee will be subject to restrictions as to transferability and conditions of forfeiture in the hands of the grantee as determined by the Committee. Each grant of restricted stock shall be pursuant to an agreement which specifies the restrictions thereon and the terms and conditions governing the termination of such restrictions.

        Each certificate representing restricted stock shall at the Committee's discretion either bear a legend as to the restrictions thereon or be deposited by the grantee, together with a stock power endorsed in blank, with the Company. Unless otherwise limited as provided by the Committee, the grantee shall have the right to receive dividends from and to vote the shares of restricted stock owned by the grantee unless and until such shares are forfeited back to the Company.

Required Affirmative Vote

        The approval of the amendments to the Plans requires the affirmative vote by holders of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote.

        The Board of Directors believes that the proposal is in the best interests of the Company and its shareholders and recommends that the shareholders vote FOR the approval of the amendments to the Plans.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee has recommended and the Board of Directors has selected Arthur Andersen LLP as the auditors of the Company. Arthur Andersen LLP has served as the Company's auditors since 1963. Arthur Andersen LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in this capacity. The Company's Board of Directors believes that it is a good practice to submit the appointment of auditors for the approval of the shareholders, although such approval is not required. If shareholder approval for the appointment is not obtained, the Audit Committee will investigate the reasons, and the Board of Directors will reconsider the appointment. If the accompanying proxy is duly executed and received in time for the Annual Meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named in the proxy to vote the shares represented thereby FOR the ratification of the appointment of Arthur Andersen LLP as auditors.

        It is anticipated that a representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Annual Meeting if he desires.

Shareholders' Proposals

        Proposals from the Company's eligible shareholders for presentation for action at the 2003 Annual Meeting of Shareholders must be received by the Company no later than November 11, 2002, in order to be considered for inclusion in the Proxy Statement and Proxy for that Annual Meeting. Any such proposals, as well as any questions relating thereto, should be directed to Hugh F. Sharber, Secretary, Chattem, Inc., 1715 West 38th Street, Chattanooga, Tennessee 37409. In addition, the Company's By-Laws require a shareholder desiring to propose any matter for consideration at the 2003 Annual Meeting of Shareholders to notify the Company's Secretary in writing at the above address on or before January 17, 2003.

Zan Guerry Chairman of the Board and Chief Executive Officer
March 11, 2002

APPENDIX I

CHATTEM, INC.
NON-STATUTORY STOCK OPTION PLAN—1998

1.    PURPOSE

        The Chattem, Inc. Non-Statutory Stock Option Plan—1998 (the "Plan") is designed to enable officers and key management employees of Chattem, Inc. (the "Company") and its Subsidiaries to continue to acquire shares of the Company's common stock and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding management personnel, but also of promoting a closer identity of interest between key management employees and the Company and its shareholders.

2.    DEFINITIONS

        Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

(a)	"Beneficiary" means the person or persons designated in writing by the Optionee or, in the absence of such a designation or if the designated person or persons predecease the Optionee, the Optionee's Beneficiary shall be the person or persons who acquire the right to exercise the Option by bequest or inheritance. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked in writing and a new written designation substituted therefor at any time before the Optionee's death.
(b)	"Board of Directors" or "Board" means the board of directors of the Company.
(c)	"Change in Control" means:
    (i)
    Change of 1/3 or more of the directors of the Company within any 12-month period; or

    (ii)
    Change of 1/2 or more of the directors of the Company within any 24-month period; or

    (iii)
    Acquisition by any person of the ownership of or right to vote 35% or more of the Company's outstanding voting stock. For purposes of this paragraph (iii): (A) "person" shall mean any person, corporation, partnership or other entity and any affiliate or associate thereof and (B) "affiliate" and "associate" shall have the meanings given to them in Rule 12b-2 promulgated under the Exchange Act.

(d)	"Code" means the Internal Revenue Code of 1986, as amended from time to time.
(e)
"Committee" means the Compensation Committee of the Board of Directors or, in the event the Board of Directors terminates the existence of the Compensation Committee, then Committee shall refer to the Board as a whole.
(f)	Company means Chattem, Inc., a corporation incorporated under the laws of the State of Tennessee, and its successors.
(g)	"Disability" means a disability that entitles the Optionee to benefits under the Company's Long-Term Disability Plan, as amended from time to time.
(h)	"Exchange Act" means the Securities Exchange Act of 1934, as amended.
(i)
"Fair Market Value" means the closing sale price on the last business day prior to the date on which Fair Market Value needs to be determined as reported in The Wall Street Journal, or the average of the high and low bids on such day if no sale exists.
(j)	"Option" means an option to purchase a share or shares of the Company's common stock.
(k)	"Option Agreement" means the written agreement to be entered into by the Company and the Optionee, as provided in Section 7 hereof.

(l)	"Optionee" means a person to whom an Option has been granted under the Plan.
(m)	"Restricted Stock" means Shares granted by the Committee subject to restrictions as to transferability and conditions of forfeiture in the hands of the grantee as determined by the Committee.
(n)	"Retirement" means retirement from employment with the Company and its Subsidiaries, as determined by the Committee in its sole discretion.
~~(n)~~(o)	"Shares" means shares of the Company's common stock.
~~(o)~~(p)	"Subsidiary" means a subsidiary corporation as defined in Section 425(f) of the Code (or a successor provision of similar import).
~~(p)~~(q)	"Term" means the period during which a particular Option may be exercised in accordance with Section 10 hereof.

3.    EFFECTIVE DATE OF THE PLAN

        The Plan shall become effective when adopted by the Board of Directors; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at the meeting before the first anniversary of its adoption by the Board, the Plan and all Options granted under the Plan prior to such anniversary shall be null and void and shall be of no effect.

4.    NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

  (a)
  The Company may grant Options and issue Restricted Stock under the Plan for not more than Seven Hundred Thousand (700,000) Shares (subject, however, to adjustment as provided in Section ~~14~~ 15 hereof) which shall be provided by the issuance of Shares authorized but unissued.

  (b)
  In the event that an Option shall for any reason lapse or be terminated without being exercised in whole or in part or Restricted Stock is forfeited back to the Company, the Shares subject to the Option or underlying the Restricted Stock shall be restored to the total number of Shares with respect to which Options or Restricted Stock may be granted under the Plan, but only to the extent that the Option has not been exercised or the Restricted Stock has not vested previously.

5.    ADMINISTRATION OF THE PLAN

  (a)
  The Plan shall be administered by the Committee.

  (b)
  The Committee shall adopt such rules and regulations (including amendments thereto) as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of its members then in office. Any action that the Committee may take through a written instrument signed by a majority of its members then in office shall be as effective as though taken at a meeting duly called and held.

  (c)
  The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, the Committee shall determine the persons to whom Options or Restricted Stock shall be granted, the number of Shares subject to each Option or issued as Restricted Stock, the Term of each Option or vesting schedule for Restricted Stock, the date on which each Option or share of Restricted Stock shall be granted, and the provisions of each Option or Restricted Stock Agreement.

2

6.    PLAN PARTICIPANTS ELIGIBLE TO RECEIVE OPTIONS AND RESTRICTED STOCK

        Options and Restricted Stock ~~Options~~ may be granted under the Plan to key management employees of the Company or any Subsidiary, including officers who, in the judgment of the Committee, have a substantial impact on the Company's attainment of corporate goals. All determinations by the Committee as to the identity of the persons to whom Options and Restricted Stock shall be granted hereunder shall be conclusive.

7.    OPTION AGREEMENTS

  (a)
  No Option shall be exercised by an Optionee unless the Optionee shall have executed and delivered an Option Agreement.

  (b)
  Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements in the name of the Company as directed from time to time by the Committee.

8.    NON-STATUTORY OPTIONS

        It is intended that the Options granted hereunder shall not be "incentive stock options" within the meaning of the Code.

9.    OPTION PRICE

        The Option price to be paid by the Optionee to the Company for each Share purchased upon the exercise of the Option shall be determined by the Committee and shall be not less than the Fair Market Value of the Share on the date the option is granted but may exceed Fair Market Value in the sole discretion of the Committee.

10.    TERM OF OPTION; EXERCISE OF OPTION

  (a)
  Each Option granted under the Plan shall be exercisable as provided in this Section 10. In no event may an Option be exercised before the approval of the Plan by the shareholders of the Company at the meeting within the period specified by Section 3 hereof. The Term of each Option shall end (unless the Option shall have terminated earlier under any other provisions of the Plan) on a date ten (10) years from the date of grant of the Option.

  (b)
  Each Option shall become exercisable and vested with respect to twenty-five percent (25%) of the Shares purchasable thereunder on the first anniversary of the date of the grant of the Option. The option to purchase an additional twenty-five percent (25%) of such Shares shall become exercisable and vested, on a cumulative basis, on each of the three succeeding anniversaries of the date of the grant of the Option, so that four years from the date of such grant the option to purchase all such Shares shall have become exercisable and vested. Notwithstanding the foregoing vesting schedule (i) each Option shall become exercisable in full immediately upon a Change in Control and (ii) upon the death, disability or retirement of an Optionee or termination of an Optionee's employment pursuant to Section 12(e), any Option held by such Optionee shall be exercisable in full in accordance with the provisions of Section 12. When exercising an Option, the Optionee may purchase less than the full number of Shares then available under the Option.

  (c)
  Options shall be exercised by delivering or mailing to the Committee:

  (1)
  a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased, and

  (2)
  payment in full of the Option price for the Shares in cash and/or by the tender of Shares (by delivering the appropriate stock certificates) to the Committee; provided, however, that (i) the Committee shall determine acceptable methods for tendering shares to exercise an Option under the Plan, and may impose such limitations and prohibitions on

3

      the use of Shares to exercise an Option as it deems appropriate and (ii) the Committee may permit Optionees to pay for any Shares subject to an option by delivering to the Committee a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price.

The Company may enter into agreements for coordinated procedures with one or more brokerage firms in connection with exercises of Options. The value of any Shares tendered in accordance with this Paragraph (c) shall be determined on the basis of their Fair Market Value on the date of exercise.

    (d)
    Subject to the provisions of Section 11(a) hereof, upon receipt of the notice of exercise and upon payment of the Option price, the Company shall promptly deliver to the Optionee a certificate or certificates for the Shares purchased, without charge to the Optionee for issue or transfer tax.

11.    CONDITIONS ON EXERCISE

  (a)
  The exercise of each Option granted under the Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any State or Federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares, then in any such event such exercise or payment shall not be effective or be made unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Company nor its directors or officers shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares as to which the option shall lapse because of such postponement.

  (b)
  Except with the prior written approval of the Committee, all Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution in accordance with Section 12(a) hereof, and an Option may be exercised during the lifetime of the Optionee only by the Optionee.

  (c)
  Subject to the provisions of Section 11(b), upon the purchase of Shares under an option, the stock certificate or certificates may, at the request of the Optionee (or the Optionee's Beneficiary, where the Option is exercised by the Beneficiary), be issued in the name of the Optionee (or Beneficiary) and the name of another person as joint tenants with the right of survivorship.

12.    EXERCISE OF OPTION AFTER DEATH, DISABILITY, RETIREMENT, OR OTHER TERMINATION OF EMPLOYMENT

  (a)
  Death. If an Optionee's employment with the Company or a Subsidiary shall cease due to the Optionee's death, any Option held by the Optionee on the date of the Optionee's death may be exercised only within three (3) years after the Optionee's death and only by the Optionee's Beneficiary. If an Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (b) below, or if the Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (c) below, any Option held by the Optionee on the date of his death may be exercised after the Optionee's death only within the remainder of the period prescribed by Paragraph (b) or Paragraph (c), as the case may be, and only by the Optionee's Beneficiary.

4

    Notwithstanding the foregoing, in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (b)
  Disability. If an Optionee's employment with the Company or a Subsidiary ceases due to Disability, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (c)
  Retirement. If an Optionee's employment with the Company or a Subsidiary ceases due to Retirement, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (d)
  Leave of Absence. The Committee shall have the sole authority to determine whether, in any particular case, a leave of absence shall result in a termination of employment for purposes of this Section 12.

  (e)
  Divestiture. If an Optionee's employment with the Company or a Subsidiary ceases due to divestiture of a Subsidiary or other distinct business unit of the Company, the Optionee may exercise the Option at any time within ninety (90) days after the divestiture, provided that the Optionee is an employee on the actual date of the divestiture; and further provided, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (f)
  Termination for Other Reasons. Upon termination of an Optionee's employment with the Company or a Subsidiary for any reason other than those specified in Paragraphs (a) through (e) above, the Optionee may exercise the Option (to the extent vested) at any time within thirty (30) days after such termination; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the option Agreement.

13.    SHAREHOLDER RIGHTS

        No person shall have any rights of a shareholder by virtue of an Option except with respect to Shares actually issued to him or her, and the issuance of Shares shall confer no retroactive right to dividends.

14.    RESTRICTED STOCK

        The Committee may issue Restricted Stock upon such terms and conditions as it may determine from time to time. Each grant of Restricted Stock shall be pursuant to an agreement which specifies the restrictions thereon and the terms and conditions governing the termination of such restrictions. Each certificate representing Restricted Stock shall at the Committee's discretion either bear a legend as to the restrictions thereon or be deposited by the grantee, together with a stock power endorsed in blank, with the Company. Unless otherwise limited as provided by the Committee, the grantee shall have the right to receive dividends from and to vote the shares of Restricted Stock owned by the grantee unless and until such shares are forfeited back to the Company.

15.    ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

        In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Company's Shares, payable in such Shares, or if there shall be a stock split or combination of Shares, the aggregate number of Shares available for Options and grants of Restricted Stock, the number of Shares subject to outstanding Options and issued and outstanding as Restricted Stock, and the Option price per share of each outstanding Option shall be proportionately adjusted by the Committee as it deems equitable in its absolute discretion, to prevent dilution or enlargement of the rights of the Optionee or the holder of Restricted Stock; provided, that any fractional Shares resulting from such adjustments shall be eliminated. The Committee's determination with respect to any such adjustments shall be conclusive.

5

~~15~~ 16.    EFFECT OF MERGER OR OTHER REORGANIZATION

        If the Company shall be the surviving corporation in a merger or other reorganization, Options and Restricted Stock shall extend, or relate, to stock and securities of the Company to the same extent that a holder of that number of Shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option or issued as Restricted Stock would be entitled to have or obtain stock and securities of the Company under the terms of the merger or consolidation.

17.    TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

        The Committee may at any time terminate, suspend, amend or modify the Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Company's Shares voting at a shareholders' meeting duly called and held, change (other than through adjustment for changes in capitalization as provided in Section ~~14~~ 15 hereof): (a) the aggregate number of Shares with respect to which Options and Restricted Stock may be granted; (b) the class of persons eligible for Options and Restricted Stock; (c) the Option price; or (d) the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by an Optionee, or by any Beneficiary, or by the holder of Restricted Stock under the terms of an Option or Restricted Stock Agreement granted before the date of such termination, suspension or modification, unless such Optionee or Beneficiary or holder of Restricted Stock shall consent; but it shall be presumed conclusively that any adjustment for changes in capitalization in accordance with Section ~~14~~ 15 hereof does not adversely affect any such right.

~~17~~ 18.    DURATION OF THE PLAN

        Unless sooner terminated in accordance with Section ~~16~~ 17 hereof, the Plan shall remain in effect for a period of five (5) years from the date of its adoption by the Board of Directors. Expiration of such five (5) year period shall not affect the vesting of previously granted Options pursuant to Section 10(b) hereof or the vesting of previously granted Restricted Stock.

~~18~~ 19.    GOVERNING LAW

        The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Tennessee except to the extent that such laws may be superseded by any Federal law.

6

CHATTEM, INC.
NON-STATUTORY STOCK OPTION PLAN—2000

1.    PURPOSE

        The Chattem, Inc. Non-Statutory Stock Option Plan—2000 (the "2000 Plan") is designed to enable officers and key management employees of Chattem, Inc. (the "Company") and its Subsidiaries to continue to acquire shares of the Company's common stock and thus to share in the future success of the Company's business. Accordingly, the 2000 Plan is intended as a further means not only of attracting and retaining outstanding management personnel, but also of promoting a closer identity of interest between key management employees and the Company and its shareholders.

2.    DEFINITIONS

        Unless the context clearly indicates otherwise, the following terms, when used in the 2000 Plan, shall have the meanings set forth in this Section 2.

(a)	"Beneficiary" means the person or persons designated in writing by the Optionee or, in the absence of such a designation or if the designated person or persons predecease the Optionee, the Optionee's Beneficiary shall be the person or persons who acquire the right to exercise the Option by bequest or inheritance. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked in writing and a new written designation substituted therefor at any time before the Optionee's death.
(b)	"Board of Directors" or "Board" means the board of directors of the Company.
(c)	"Change in Control" means:
    (i)
    Change of 1/3 or more of the directors of the Company within any 12-month period; or

    (ii)
    Change of 1/2 or more of the directors of the Company within any 24-month period; or

    (iii)
    Acquisition by any person of the ownership of or right to vote 35% or more of the Company's outstanding voting stock. For purposes of this paragraph (iii): (A) "person" shall mean any person, corporation, partnership or other entity and any affiliate or associate thereof and (B) "affiliate" and "associate" shall have the meanings given to them in Rule 12b-2 promulgated under the Exchange Act.

(d)	"Code" means the Internal Revenue Code of 1986, as amended from time to time.
(e)
"Committee" means the Compensation Committee of the Board of Directors or, in the event the Board of Directors terminates the existence of the Compensation Committee, then Committee shall refer to the Board as a whole.
(f)	Company means Chattem, Inc., a corporation incorporated under the laws of the State of Tennessee, and its successors.
(g)	"Disability" means a disability that entitles the Optionee to benefits under the Company's Long-Term Disability Plan, as amended from time to time.
(h)	"Exchange Act" means the Securities Exchange Act of 1934, as amended.
(i)
"Fair Market Value" means the closing sale price on the last business day prior to the date on which Fair Market Value needs to be determined as reported in The Wall Street Journal, or the average of the high and low bids on such day if no sale exists.
(j)	"Option" means an option to purchase a share or shares of the Company's common stock.
(k)	"Option Agreement" means the written agreement to be entered into by the Company and the Optionee, as provided in Section 7 hereof.
(l)	"Optionee" means a person to whom an Option has been granted under the 2000 Plan.

(m)	"Restricted Stock" means Shares granted by the Committee subject to restrictions as to transferability and conditions of forfeiture in the hands of the grantee as determined by the Committee.
(n)	"Retirement" means retirement from employment with the Company and its Subsidiaries, as determined by the Committee in its sole discretion.
~~(n)~~(o)	"Shares" means shares of the Company's common stock.
~~(o)~~(p)	"Subsidiary" means a subsidiary corporation as defined in Section 425(f) of the Code (or a successor provision of similar import).
~~(p)~~(q)	"Term" means the period during which a particular Option may be exercised in accordance with Section 10 hereof.

3.    EFFECTIVE DATE OF THE 2000 PLAN

        The 2000 Plan shall become effective when adopted by the Board of Directors; provided, however, that if the 2000 Plan is not approved by the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at the meeting before the first anniversary of its adoption by the Board, the 2000 Plan and all Options granted under the 2000 Plan prior to such anniversary shall be null and void and shall be of no effect.

4.    NUMBER AND SOURCE OF SHARES SUBJECT TO THE 2000 PLAN

  (a)
  The Company may grant Options and issue Restricted Stock under the 2000 Plan for not more than Seven Hundred Fifty Thousand (750,000) Shares (subject, however, to adjustment as provided in Section ~~14~~ 15 hereof) which shall be provided by the issuance of Shares authorized but unissued.

  (b)
  In the event that an Option shall for any reason lapse or be terminated without being exercised in whole or in part or Restricted Stock is forfeited back to the Company, the Shares subject to the Option or underlying the Restricted Stock shall be restored to the total number of Shares with respect to which Options or Restricted Stock may be granted under the 2000 Plan, but only to the extent that the Option has not been exercised or the Restricted Stock has not vested previously.

5.    ADMINISTRATION OF THE 2000 PLAN

  (a)
  The 2000 Plan shall be administered by the Committee.

  (b)
  The Committee shall adopt such rules and regulations (including amendments thereto) as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of its members then in office. Any action that the Committee may take through a written instrument signed by a majority of its members then in office shall be as effective as though taken at a meeting duly called and held.

  (c)
  The powers of the Committee shall include plenary authority to interpret the 2000 Plan, and, subject to the provisions hereof, the Committee shall determine the persons to whom Options or Restricted Stock shall be granted, the number of Shares subject to each Option or issued as Restricted Stock, the Term of each Option or vesting schedule for Restricted Stock, the date on which each Option or share of Restricted Stock shall be granted, and the provisions of each Option or Restricted Stock Agreement.

6.    2000 PLAN PARTICIPANTS ELIGIBLE TO RECEIVE OPTIONS AND RESTRICTED STOCK

        Options and Restricted Stock ~~Options~~ may be granted under the 2000 Plan to key management employees of the Company or any Subsidiary, including officers who, in the judgment of the

2

Committee, have a substantial impact on the Company's attainment of corporate goals. All determinations by the Committee as to the identity of the persons to whom Options and Restricted Stock shall be granted hereunder shall be conclusive.

7.    OPTION AGREEMENTS

  (a)
  No Option shall be exercised by an Optionee unless the Optionee shall have executed and delivered an Option Agreement.

  (b)
  Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements in the name of the Company as directed from time to time by the Committee.

8.    NON-STATUTORY OPTIONS

        It is intended that the Options granted hereunder shall not be "incentive stock options" within the meaning of the Code.

9.    OPTION PRICE

        The Option price to be paid by the Optionee to the Company for each Share purchased upon the exercise of the Option shall be determined by the Committee and shall be not less than the Fair Market Value of the Share on the date the option is granted but may exceed Fair Market Value in the sole discretion of the Committee.

10.    TERM OF OPTION; EXERCISE OF OPTION

  (a)
  Each Option granted under the 2000 Plan shall be exercisable as provided in this Section 10. In no event may an Option be exercised before the approval of the 2000 Plan by the shareholders of the Company at the meeting within the period specified by Section 3 hereof. The Term of each Option shall end (unless the Option shall have terminated earlier under any other provisions of the 2000 Plan) on a date ten (10) years from the date of grant of the Option.

  (b)
  Each Option shall become exercisable and vested with respect to twenty-five percent (25%) of the Shares purchasable thereunder on the first anniversary of the date of the grant of the Option. The option to purchase an additional twenty-five percent (25%) of such Shares shall become exercisable and vested, on a cumulative basis, on each of the three succeeding anniversaries of the date of the grant of the Option, so that four years from the date of such grant the option to purchase all such Shares shall have become exercisable and vested. Notwithstanding the foregoing vesting schedule (i) each Option shall become exercisable in full immediately upon a Change in Control and (ii) upon the death, disability or retirement of an Optionee or termination of an Optionee's employment pursuant to Section 12(e), any Option held by such Optionee shall be exercisable in full in accordance with the provisions of Section 12. When exercising an Option, the Optionee may purchase less than the full number of Shares then available under the Option.

  (c)
  Options shall be exercised by delivering or mailing to the Committee:

  (1)
  a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased, and

  (2)
  payment in full of the Option price for the Shares in cash and/or by the tender of Shares (by delivering the appropriate stock certificates) to the Committee; provided, however, that (i) the Committee shall determine acceptable methods for tendering shares to exercise an Option under the 2000 Plan, and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate and (ii) the Committee may permit Optionees to pay for any Shares subject to an option by

3

      delivering to the Committee a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price.

The Company may enter into agreements for coordinated procedures with one or more brokerage firms in connection with exercises of Options. The value of any Shares tendered in accordance with this Paragraph (c) shall be determined on the basis of their Fair Market Value on the date of exercise.

  (d)
  Subject to the provisions of Section 11(a) hereof, upon receipt of the notice of exercise and upon payment of the Option price, the Company shall promptly deliver to the Optionee a certificate or certificates for the Shares purchased, without charge to the Optionee for issue or transfer tax.

11.    CONDITIONS ON EXERCISE

  (a)
  The exercise of each Option granted under the 2000 Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any State or Federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares, then in any such event such exercise or payment shall not be effective or be made unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Company nor its directors or officers shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares as to which the option shall lapse because of such postponement.

  (b)
  Except with the prior written approval of the Committee, all Options granted under the 2000 Plan shall be nontransferable other than by will or by the laws of descent and distribution in accordance with Section 12(a) hereof, and an Option may be exercised during the lifetime of the Optionee only by the Optionee.

  (c)
  Subject to the provisions of Section 11(b), upon the purchase of Shares under an option, the stock certificate or certificates may, at the request of the Optionee (or the Optionee's Beneficiary, where the Option is exercised by the Beneficiary), be issued in the name of the Optionee (or Beneficiary) and the name of another person as joint tenants with the right of survivorship.

12.    EXERCISE OF OPTION AFTER DEATH, DISABILITY, RETIREMENT, OR OTHER TERMINATION OF EMPLOYMENT

  (a)
  Death. If an Optionee's employment with the Company or a Subsidiary shall cease due to the Optionee's death, any Option held by the Optionee on the date of the Optionee's death may be exercised only within three (3) years after the Optionee's death and only by the Optionee's Beneficiary. If an Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (b) below, or if the Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (c) below, any Option held by the Optionee on the date of his death may be exercised after the Optionee's death only within the remainder of the period prescribed by Paragraph (b) or Paragraph (c), as the case may be, and only by the Optionee's Beneficiary. Notwithstanding the foregoing, in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

4

  (b)
  Disability. If an Optionee's employment with the Company or a Subsidiary ceases due to Disability, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (c)
  Retirement. If an Optionee's employment with the Company or a Subsidiary ceases due to Retirement, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (d)
  Leave of Absence. The Committee shall have the sole authority to determine whether, in any particular case, a leave of absence shall result in a termination of employment for purposes of this Section 12.

  (e)
  Divestiture. If an Optionee's employment with the Company or a Subsidiary ceases due to divestiture of a Subsidiary or other distinct business unit of the Company, the Optionee may exercise the Option at any time within ninety (90) days after the divestiture, provided that the Optionee is an employee on the actual date of the divestiture; and further provided, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

  (f)
  Termination for Other Reasons. Upon termination of an Optionee's employment with the Company or a Subsidiary for any reason other than those specified in Paragraphs (a) through (e) above, the Optionee may exercise the Option (to the extent vested) at any time within thirty (30) days after such termination; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

13.    SHAREHOLDER RIGHTS

        No person shall have any rights of a shareholder by virtue of an Option except with respect to Shares actually issued to him or her, and the issuance of Shares shall confer no retroactive right to dividends.

14.    RESTRICTED STOCK

        The Committee may issue Restricted Stock upon such terms and conditions as it may determine from time to time. Each grant of Restricted Stock shall be pursuant to an agreement which specifies the restrictions thereon and the terms and conditions governing the termination of such restrictions. Each certificate representing Restricted Stock shall at the Committee's discretion either bear a legend as to the restrictions thereon or be deposited by the grantee, together with a stock power endorsed in blank, with the Company. Unless otherwise limited as provided by the Committee, the grantee shall have the right to receive dividends from and to vote the shares of Restricted Stock owned by the grantee unless and until such shares are forfeited back to the Company.

15.    ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

        In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Company's Shares, payable in such Shares, or if there shall be a stock split or combination of Shares, the aggregate number of Shares available for Options and grants of Restricted Stock, the number of Shares subject to outstanding Options and issued and outstanding as Restricted Stock, and the Option price per share of each outstanding Option shall be proportionately adjusted by the Committee as it deems equitable in its absolute discretion, to prevent dilution or enlargement of the rights of the Optionee or the holder of Restricted Stock; provided, that any fractional Shares resulting from such adjustments shall be eliminated. The Committee's determination with respect to any such adjustments shall be conclusive.

5

~~15~~ 16.    EFFECT OF MERGER OR OTHER REORGANIZATION

        If the Company shall be the surviving corporation in a merger or other reorganization, Options and Restricted Stock shall extend, or relate, to stock and securities of the Company to the same extent that a holder of that number of Shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option or issued as Restricted Stock would be entitled to have or obtain stock and securities of the Company under the terms of the merger or consolidation.

~~16~~ 17.    TERMINATION, SUSPENSION OR MODIFICATION OF THE 2000 PLAN

        The Committee may at any time terminate, suspend, amend or modify the 2000 Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Company's Shares voting at a shareholders' meeting duly called and held, change (other than through adjustment for changes in capitalization as provided in Section ~~14~~ 15 hereof): (a) the aggregate number of Shares with respect to which Options and Restricted Stock may be granted; (b) the class of persons eligible for Options and Restricted Stock; (c) the Option price; or (d) the maximum duration of the 2000 Plan. No termination, suspension or modification of the 2000 Plan shall adversely affect any right acquired by an Optionee, or by any Beneficiary, or by the holder of Restricted Stock under the terms of an Option or Restricted Stock Agreement granted before the date of such termination, suspension or modification, unless such Optionee or Beneficiary or holder of Restricted Stock shall consent; but it shall be presumed conclusively that any adjustment for changes in capitalization in accordance with Section ~~14~~ 15 hereof does not adversely affect any such right.

~~17~~ 18.    DURATION OF THE 2000 PLAN

        Unless sooner terminated in accordance with Section ~~16~~ 17 hereof, the 2000 Plan shall remain in effect for a period of five (5) years from the date of its adoption by the Board of Directors. Expiration of such five (5) year period shall not affect the vesting of previously granted Options pursuant to Section 10(b) hereof or the vesting of previously granted Restricted Stock.

~~18~~ 19.    GOVERNING LAW

        The 2000 Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Tennessee except to the extent that such laws may be superseded by any Federal law.

6

CHATTEM, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
APRIL 17, 2002

        The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated March 11, 2002, appoints ZAN GUERRY and A. ALEXANDER TAYLOR II, and each of them proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of Chattem, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 17, 2002, at the principal executive offices, 1715 West 38th Street, Chattanooga, Tennessee 37409, at one o'clock p.m. local time, and any adjournment(s) thereof, as specified in this Proxy:

1.	Election of Directors
FOR ☐ AGAINST ☐ ABSTAIN ☐
	INSTRUCTION:	TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:
SAMUEL E. ALLEN, PHILIP H. SANFORD and A. ALEXANDER TAYLOR II
2.	Approval of amendments to the Company's Non-Statutory Stock Option Plan—1998 and Non-Statutory Stock Option Plan—2000
FOR ☐ AGAINST ☐ ABSTAIN ☐
3.	Ratification of the Appointment of Arthur Andersen LLP as independent auditors
FOR ☐ AGAINST ☐ ABSTAIN ☐
4.	In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

        The Board of Directors recommends affirmative votes for Items 1, 2 and 3, and IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 and 3.

        The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

Date:

Signature of Shareholder
Signature of Shareholder
PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE—NO POSTAGE REQUIRED

QuickLinks

CHATTEM, INC. 1715 West 38th Street Chattanooga, Tennessee 37409 March 11, 2002
CHATTEM, INC. 1715 West 38th Street Chattanooga, Tennessee 37409
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS APRIL 17, 2002
PROPOSAL 1: ELECTION OF DIRECTORS
Summary Compensation Table
Options/Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Option Values at November 30, 2001
Chattem, Inc. Relative Market Performance Total Return Fiscal 1997-2001
PROPOSAL 2: AMENDMENT OF EXISTING STOCK OPTION PLANS
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS
APPENDIX I CHATTEM, INC. NON-STATUTORY STOCK OPTION PLAN—1998
CHATTEM, INC. NON-STATUTORY STOCK OPTION PLAN—2000